 Filed pursuant to Rule 497(b)
 File No. 333-232602
THE HARTFORD MUTUAL FUNDS, INC.,
ON BEHALF OF THE HARTFORD GLOBAL ALL-ASSET FUND
August 15, 2019
Dear Shareholder:
At a meeting held on May 1, 2019, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”), approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of The Hartford Global All-Asset Fund (the “Acquired Fund”), a series of the Company, with and into the Hartford AARP Balanced Retirement Fund (the “Acquiring Fund” and, collectively, with the Acquired Fund, the “Funds”), another series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on September 20, 2019 (or at such earlier or later date as determined by an officer of the Company (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equivalent dollar value to your shares in the Acquired Fund, based on the net asset value of each Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date.
After carefully considering the merits of the Reorganization, the Board determined that combining the Funds is in the best interests of each Fund. In connection with the Reorganization, you should note the following:
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The Reorganization is expected to qualify as a tax-free transaction;

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The value of your investment will not change as a result of the Reorganization;

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The shareholders of the Acquired Fund are expected to benefit from lower management fees and expenses following the Reorganization; and

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The Reorganization is also expected to provide shareholders of both Funds with the opportunity to potentially benefit from economies of scale.

The Plan provides for:
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the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the Closing Date;

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the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

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the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

The Acquired Fund was closed to new investors effective June 7, 2019. Existing shareholders are permitted to purchase additional shares of the Acquired Fund until the Closing Date, but any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund.
The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. We do, however, ask that you review the enclosed Combined Information Statement/Prospectus (the “Information Statement/Prospectus”), which contains information about the Acquiring Fund, including its investment objective, strategies, risks, performance, fees and expenses. At the completion of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund, which has a similar investment objective, and comparable principal investment strategies and principal risks, as explained in the attached materials.
Enclosed is an Information Statement/Prospectus, which provides details of the Reorganization. If you have any questions, please call the Funds at 1-888-843-7824.
Sincerely,
James E. Davey
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE INFORMATION STATEMENT/PROSPECTUS
The questions and answers below provide an overview of key points typically of interest to shareholders regarding a mutual fund reorganization. These questions and answers are intentionally brief to provide a concise summary. The responses are qualified in their entirety by the remainder of the enclosed Combined Information Statement/Prospectus (“Information Statement/Prospectus”), which contains additional information and further details about the reorganization. We encourage you to read the full Information Statement/Prospectus.
General Information About the Reorganization
Q. 1.
Why am I receiving the Information Statement/Prospectus?

A. 1.
The Hartford Global All-Asset Fund (the “Acquired Fund”) is being reorganized with and into the Hartford AARP Balanced Retirement Fund (the “Acquiring Fund”) (the “Reorganization”). You are receiving this Information Statement/Prospectus because you were a shareholder of the Acquired Fund as of the close of business on July 31, 2019 (the “Record Date”) and so that we can provide you with details about the Reorganization. The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” Each of the Funds is a separate series of The Hartford Mutual Funds, Inc., a Maryland corporation (the “Company”). The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Information Statement/Prospectus provides information about the Acquiring Fund that shareholders should know when evaluating the Reorganization. We suggest that you keep the Information Statement/Prospectus for your records and future reference.

Q. 2.
How did the Board of Directors (the “Board”) of the Company reach its decision to approve the Reorganization?

A. 2.
In determining whether to approve the Reorganization, the Board considered, among other things, the potential impact of the Reorganization on each Fund’s shareholders and a variety of related factors. Such factors included, among others: (1) the similarities and differences of each Fund’s investment objective, investment strategies, investment process, and principal risks; (2) the continuity provided by the fact that the Funds have the same investment adviser and sub-adviser; (3) the terms and conditions of the Agreement and Plan of Reorganization (the “Plan”) include provisions that are designed to avoid any dilution of shareholder interests; (4) the costs of the Reorganization and the portion of those costs that the Funds will bear; (5) the Reorganization is intended to qualify as a tax-free reorganization under federal tax laws; (6) the contractual management fees and expense limitation arrangements of the Acquiring Fund are lower than the contractual management fees and expense limitation arrangements of the Acquired Fund; (7) the pro forma gross and net operating expenses of each share class of the Acquiring Fund after the Reorganization are estimated to be lower than the current gross and net operating expenses of each corresponding share class of the Acquired Fund; (8) the anticipated benefits expected to be derived from the recent changes to the Acquiring Fund’s investment objective, investment strategy, portfolio construction process, and risk management techniques and the Acquired Fund’s continued difficulty in increasing its assets; (9) the increase in assets of the Acquiring Fund, which may result in the Acquiring Fund realizing economies of scale with possible beneficial effects on the Acquiring Fund’s expense ratio; and (10) the potentially greater distribution opportunities and portfolio management efficiencies that may benefit each Fund’s shareholders; and (11) the alternatives to the Reorganization. The Board also considered that the Reorganization does not require, and would be completed without incurring the costs associated with holding a special meeting of the Acquired Fund’s shareholders. After careful consideration of these and other factors, the Board determined that the Reorganization is in the best interests of each Fund and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization.

Q. 3.
Why are shareholders not being asked to approve the Reorganization?

A. 3.
Under the Company’s Articles of Incorporation and By-Laws, the Reorganization does not require the approval of shareholders. In addition, in adopting a rule governing reorganizations of affiliated investment companies, the U.S. Securities and Exchange Commission (“SEC”) stated its view that approval by shareholders of an acquired fund would be required if the reorganization would result in a change that, in a context other than a reorganization, would require the approval of the acquired fund’s shareholders under applicable provisions of the Investment Company Act of 1940. The types of changes to an acquired fund resulting from a reorganization that would require the approval by the acquired fund’s shareholders generally include different directors, materially different advisory contracts, materially different fundamental investment policies, or increased distribution fees. None of the factors requiring a shareholder vote are present in the Reorganization of the Acquired Fund into the Acquiring Fund.
Q. 4.
Who will bear the costs of the Reorganization?

A. 4.
Hartford Funds Management Company, LLC (“HFMC”), and not the Funds, will bear all costs associated with the Reorganization. These costs do not include brokerage expenses or similar transaction costs incurred in connection with the sale and purchase of portfolio securities, which typically is a Fund expense. Each Fund will bear its own brokerage or other similar transaction costs, as applicable. Based on assets as of April 30, 2019, it currently is expected that a portion of the Acquired Fund’s portfolio assets (approximately 80%) will be sold prior to the consummation of the Reorganization. As a result, it is expected that the Acquired Fund will incur approximately $162,000, or approximately 0.082% (8.2 basis points) of the Acquired Fund’s total net assets (as of April 30, 2019), in brokerage commissions and other trading costs prior to the Reorganization. In addition, it is expected that the Combined Fund will incur additional brokerage and other transaction costs after the Reorganization in connection with the purchase of securities using the cash proceeds received from the Acquired Fund in the Reorganization and to further realign the Combined Fund’s investment portfolio. It currently is estimated that these post-Reorganization brokerage and other transaction costs will be approximately $135,000 or 0.056% (5.6 basis points) of the Combined Fund’s anticipated total net assets. These are only estimates and the actual amount of brokerage commissions and other transaction costs may differ.

Q. 5.
How will the Reorganization affect me as a Shareholder?

A. 5.
The Reorganization is expected to occur after the close of business on September 20, 2019 (the “Closing Date”), at which time shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Specifically, shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund that are equal in value to their shares in the Acquired Fund as of the close of business on the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds’ shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same immediately after the close of business on the Closing Date, you may receive a greater or lesser number of shares than you currently hold in the Acquired Fund.

Based on assets as of April 30, 2019, it currently is expected that a portion of the Acquired Fund’s portfolio assets (approximately 80%) will be sold prior to the consummation of the Reorganization. Taking into account unrealized short-term and long-term losses and that there are capital loss carryforwards available to offset realized gains, it is currently anticipated that the Acquired Fund will not distribute capital gains to its shareholders as a result of the repositioning (based on assets as of April 30, 2019). Shareholders holding shares of the Acquired Fund in a taxable account generally will be taxed on any resulting capital gain distributions if the Acquired Fund actually distributes such capital gains. As discussed in response to Question 4 above, the portfolio repositioning before and after the Reorganization will result in brokerage and other transaction costs. The actual amounts of any distributions and the actual amount of transaction costs may change at the time of the Reorganization based on market conditions and other factors.
Q. 6.
Can I exchange or redeem my Acquired Fund shares before the Reorganization takes place?

A. 6.
Yes. You may exchange your Acquired Fund shares, as described in the Acquired Fund’s prospectus, for shares of another Hartford Fund, before the Reorganization takes place. You may also redeem your shares at any time before the Reorganization takes place, as set forth in the

Acquired Fund’s prospectus. Such transactions will be treated as normal exchanges or redemptions of shares and may be taxable.
Q. 7.
Can I purchase additional shares of the Acquired Fund shares before the Reorganization takes place?

A. 7.
The Acquired Fund was closed to new investors effective June 7, 2019. Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund. After the Closing Date, shares of the Acquired Fund will no longer be publicly offered or available for purchase.

General Information About the Funds
Q. 8.
How comparable are the Funds’ investment objectives and investment strategies?

A. 8.
The Funds have similar investment objectives. The Acquired Fund’s investment objective is to seek long-term total return. The Acquiring Fund’s investment objective is to seek long-term total return while seeking to mitigate downside risk.

Each Fund invests in a broad range of equity securities, fixed income securities, derivatives and other investments using asset allocation strategies. The Acquired Fund may seek to gain exposure to the commodity markets by investing up to 25% of its total assets in a wholly owned subsidiary of the Acquiring Fund formed in the Cayman Islands (the “Subsidiary”). The Acquired Fund targets an allocation of approximately 60% of its net assets in equity investments and 40% of its net assets in fixed income investments, with the allocation generally varying by no more than 20% above or below these target allocations. The Acquired Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Acquired Fund’s equity allocation. From time to time, the Acquired Fund may vary its target allocation in order to provide exposure to the investment returns of real assets that trade in the commodity markets. Asset allocation decisions within these bands are at the discretion of the Acquired Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), and are based on Wellington Management’s judgment of relative fundamental values, the attractiveness of investment opportunities within each asset category, macroeconomic trends, and expected future returns of other investment opportunities.
Under normal circumstances, the Acquiring Fund targets an allocation between 30%-50% of the Acquiring Fund’s net assets in equity and equity-related securities and 50%-70% of the Acquiring Fund’s net assets in fixed income securities and cash instruments. Wellington Management, the Acquiring Fund’s sub-adviser, makes asset allocation decisions within these bands at its discretion. Wellington Management regularly reviews and adjusts the asset allocations based on its fundamental research and assessment on the relative attractiveness of each asset category. To implement its asset allocation decisions, the Acquiring Fund’s portfolio management team may allocate a portion of Acquiring Fund assets to active strategies managed by specialized investment teams at Wellington Management that will invest the allocated assets in accordance with the Acquiring Fund’s investment strategy. The Acquiring Fund may invest in other investment companies for which HFMC or its affiliates serves as investment manager (“Affiliated Funds”), including Affiliated Funds for which Wellington Management serves as sub-adviser. The Acquiring Fund may also invest in other investment companies that are not affiliated with HFMC. The Acquiring Fund does not invest in Subsidiary (referenced above).
The Acquiring Fund recently changed its name and portfolio management team and adopted a new, investment objective, investment strategy, portfolio construction process, and risk management techniques. The Acquiring Fund adopted these changes on July 10, 2019. Accordingly, the Acquiring Fund did not yet have a performance record based on its new investment mandate as of that date, but HFMC believes that these changes to the Acquiring Fund potentially will provide favorable risk-adjusted returns and lower volatility. Accordingly, any comparison of each Fund’s performance record would not reflect the performance of the Acquiring Fund based on its current investment objective, investment strategy, and overall investment and risk management process.

Each Fund may invest in securities that principally trade in the U.S. or foreign markets. Under normal circumstances, the Acquired Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the U.S. The Acquiring Fund may invest up to 40% of its net assets in securities of foreign issuers or securities denominated in a foreign currency.
For more information regarding each Fund’s investment strategies, please see the section entitled “Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions” in the Information Statement/Prospectus.
Q. 9.
How comparable are the Funds’ principal risks?

A. 9.
The Funds are subject to substantially similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. In addition, the Acquiring Fund is subject to the risk associated with the fact that the Acquiring Fund’s new investment and risk management process has been carefully developed but not yet implemented in managing the Acquiring Fund other than for a very short period. The principal risks of investing in each Fund are identified in the section entitled “COMPARISON OF THE PRINCIPAL RISKS” in the Information Statement/Prospectus.

Q. 10.
Who are the Adviser and Sub-Adviser of the Acquiring Fund?

A. 10.
The investment adviser of the Acquiring Fund, HFMC, is also the investment adviser of the Acquired Fund. The Acquiring Fund’s sub-adviser, Wellington Management, is also the sub-adviser of the Acquired Fund. HFMC and Wellington Management will continue to serve as the Acquiring Fund’s investment adviser and sub-adviser, respectively, after the closing of the Reorganization.

Q. 11.
Is the Acquiring Fund affiliated with AARP?

A. 11.
No. HFMC and the Company have entered into a licensing arrangement with AARP, which receives a royalty from HFMC out of its own resources for licensing its brand to the Acquiring Fund. The Acquiring Fund is managed by HFMC, an investment adviser registered with the SEC and distributed by Hartford Funds Distributor, LLC, a broker-dealer registered with the SEC and an affiliate of HFMC. HFMC and its affiliates are not affiliated with AARP or its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to the Acquiring Fund. AARP and its affiliates do not offer, recommend, or endorse the Acquiring Fund, HFMC, or any of its affiliates, and are not making any recommendations regarding an investment in the Acquiring Fund.

Q. 12.
Will the Plan result in different expenses for shareholders of the Acquired Fund?

A. 12.
Yes. The Acquiring Fund has different expenses than the Acquired Fund. For each share class, the total gross operating expenses of the Acquiring Fund is less than the total gross operating expenses of the Acquired Fund. After taking into consideration any applicable fee waivers and expense reimbursement commitments, the Acquiring Fund’s total net operating expenses are less than the total net operating expenses of the Acquired Fund. It is anticipated that, immediately following the Reorganization, shareholders of the Combined Fund will incur lower management fees and total operating expenses than the shareholders of the Acquired Fund immediately prior to the Reorganization. The net expense ratios of the Combined Fund immediately after the Reorganization are expected to be lower than the corresponding expense ratios of the Acquired Fund immediately prior to the Reorganization. For more information on fees and expenses, see the section entitled “COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND” in the Information Statement/Prospectus.

Q. 13.
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?

A. 13.
No. You will not have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization.

Q. 14.
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Acquired Fund?

A. 14.
Although certain classes of the Acquiring Fund are currently closed to certain new investors, after the completion of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same class of shares and in the manner as you could with respect to the Acquired Fund.

Q. 15.
Will the Reorganization be considered a taxable event for federal income tax purposes?

A. 15.
It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization. Accordingly, neither the Acquired Fund, the Acquiring Fund, nor the shareholders of the Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions described in the Plan. As discussed more fully in response to Question No. 5 above, the Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund’s assets will result in the Acquired Fund realizing capital gains; however, it currently is expected that, based on assets as of the Acquired Fund’s most recent semi-annual period ended on April 30, 2019, the Acquired Fund will have a sufficient amount of capital losses to offset any such capital gain and the Acquired Fund will not be required to make a capital gains distribution to its shareholders prior to the Reorganization. This analysis is based on assets of April 30, 2019, and is subject to change as of the completion of the Reorganization.

Important additional information about the Reorganization is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

COMBINED INFORMATION STATEMENT/PROSPECTUS

August 15, 2019
The Hartford Mutual Funds, Inc.
690 Lee Road
Wayne, Pennsylvania 19087
(610) 386-4068
We Are Not Asking You for a Proxy and You Should Not Send Us a Proxy
This Combined Information Statement/Prospectus (“Information Statement/Prospectus”) is being furnished to shareholders of The Hartford Global All-Asset Fund (the “Acquired Fund”) in connection with an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”).
The Plan provides for the following: (1) the transfer of all of the assets of the Acquired Fund to the Hartford AARP Balanced Retirement Fund (the “Acquiring Fund”), a separate series of the Company, in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the closing date for the Reorganization; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are referred to herein as the “Funds.” The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”
The Board believes that the Reorganization is in the best interests of the Funds, and that the interests of the shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is structured as a tax-free transaction for the Acquired Fund and its shareholders. However, this tax treatment does not extend to transactions that occur prior to or after the Reorganization.
The Funds are series of the Company, a Maryland corporation, registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company.
This Information Statement/Prospectus, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Acquiring Fund, the Acquired Fund and the Reorganization. It is both an information statement for the Acquired Fund and a prospectus for the Acquiring Fund. A Statement of Additional Information dated August 15, 2019, relating to this Information Statement/Prospectus and the Reorganization has been filed with the SEC and is incorporated by reference into this Information Statement/Prospectus. Additional information is contained in the documents described below, all of which have been filed with the SEC.
Documents:	How to Obtain a Copy:
• Hartford AARP Balanced Retirement Fund Summary Prospectus dated July 10, 2019, as may be amended, supplemented or restated	This summary prospectus is being mailed with the Information Statement/Prospectus. This document is incorporated by reference into (and therefore legally part of) this Information Statement/Prospectus.

Documents:	How to Obtain a Copy:

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The Funds’ statutory prospectus dated March 1, 2019, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund)) (the “Prospectus”)

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Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2019, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589 (Acquired Fund and Acquiring Fund))

These documents are available, without charge, on the Funds’ website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.
Each of these documents is incorporated by reference into this Information Statement/Prospectus (meaning that they are legally considered to be part of this Information Statement/Prospectus) only insofar as they relate to the Funds. No other parts of such documents are incorporated by reference herein.

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The Funds’ annual report dated October 31, 2018 (File No. 811-07589 (Acquired Fund and Acquiring Fund))

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The Funds’ semi-annual report dated April 30, 2019 (File No. 811-07589 (Acquired Fund and Acquiring Fund))

These documents are available, without charge, on the Funds’ website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060.
You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-1520.
The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, information statements, reports, and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The SEC maintains an Internet website (at http://www.sec.gov) which contains other information about the Funds.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER FUND HAS AUTHORIZED THOSE REPRESENTATIONS.
THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PLEASE NOTE THAT INVESTMENTS IN THE FUNDS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED BY ANY BANK OR GOVERNMENT AGENCY AND MAY LOSE VALUE. THERE IS NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES.

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SYNOPSIS
You should read this entire Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) carefully as well as the summary prospectus for the Hartford AARP Balanced Retirement Fund (“Acquiring Fund”), which is enclosed. For additional information, you should consult the Funds’ Prospectus dated March 1, 2019, as may be amended, supplemented or restated (the “Prospectus”); the Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. (the “Company”) and The Hartford Mutual Funds II, Inc. dated March 1, 2019, as may be amended, supplemented or restated (the “SAI”); and the Agreement and Plan of Reorganization (the “Plan”). A form of the Plan is attached hereto as APPENDIX A.
The Reorganization
At a meeting held on May 1, 2019, the Board of Directors (the “Board”) of the Company reviewed a proposal from Hartford Funds Management Company, LLC (“HFMC”) regarding the future of The Hartford Global All-Asset Fund (the “Acquired Fund”), given, among other reasons, HFMC’s belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. Although the Acquired Fund is larger than the Acquiring Fund, the Acquired Fund has not experienced a growth in assets in since its inception. For the reasons set forth herein, the Board approved the Plan that provides for the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur after the close of business on September 20, 2019 (the “Closing Date”), at which time you will receive shares of the Acquiring Fund of the same class and of equal value to your shares in the Acquired Fund as of the close of business on the Closing Date (as defined below).
The Plan provides for:
•
the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the Closing Date for the Reorganization;

•
the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•
the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

The Reorganization is expected to be completed after the close of business on the Closing Date based on the net asset value of each Fund’s shares as of 4:00 pm on the Closing Date. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.” The Acquired Fund was closed to new investors effective June 7, 2019. Existing shareholders will be able to purchase additional shares of the Acquired Fund until the Closing Date. Any request by an existing shareholder to purchase additional shares of the Acquired Fund that is received in good order but cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Fund.
Each shareholder will hold, immediately after the Closing Date, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. The Reorganization does not require shareholder approval, and you are not being asked to vote or take any other action in connection with the Reorganization. Upon completion of the Reorganization, your investment in the Acquired Fund will automatically be invested in the Acquiring Fund, which has a similar investment objective, principal investment strategies and principal risks, but there are some differences, which are explained below.
The Plan provides for the reorganization of the Acquired Fund with and into the Acquiring Fund in exchange for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares issued by the Acquiring Fund. The net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, issued by the Acquiring Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will cease to be a shareholder of that Fund and will instead become a shareholder of the Acquiring Fund and will own that number of full and fractional Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares of the Acquiring Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, of the Acquired Fund that were held by that shareholder at the Closing Date.
The Acquired Fund and the Acquiring Fund anticipate receiving a tax opinion from Dechert LLP, legal counsel to the Company, to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Fund or its shareholders as a result of the Reorganization. The Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. It is currently estimated that such sales of the Acquired Fund’s assets are not expected to result in taxable gains being distributed to the Acquired Fund’s shareholders, but the actual amount of any capital gain distribution may vary regardless of the fact that the Reorganization itself is expected to be tax free. Additional information about the federal income tax consequences of the Reorganization is included under “ADDITIONAL Information About the Reorganization — Tax Considerations.”
Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions
The investment objective of each Fund is similar. The Acquired Fund’s investment objective is to seek long-term total return, whereas the Acquiring Fund’s investment objective is to seek long-term total return while seeking to mitigate downside risk. Each Fund’s investment objective may be changed by the Board without approval of the shareholders of the Fund. The principal investment strategies of each Fund are comparable, but there are some differences, as noted below.
There are differences in each Fund’s principal investment strategies that you should consider.
•
The Acquired Fund normally seeks to maintain an allocation of 60% of its net assets invested in equity securities and 40% of its net assets in fixed income securities. The Acquired Fund generally seeks to limit the variance of these target allocations to no more than 20%. In accordance with this variance, the Acquired Fund generally seeks to maintain an allocation of at least 40% but no more than 80% to equity securities and at least 20% but no more than 60% to fixed income securities. In comparison, the Acquiring Fund normally targets an allocation between 30%-50% of the Fund’s net assets in equity and equity-related securities and 50%-70% of the Fund’s net assets in fixed income securities and cash instruments.

•
The Acquired Fund normally invests at least 40% of its net assets in foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions or under unusual circumstances, the Acquired Fund may reduce its investments in foreign securities to 30%. In comparison, the Acquiring Fund generally may invest up to 40% of its net assets in securities of foreign issuers or securities denominated in a foreign currency.

•
The Acquired Fund has the ability to invest up to 25% of its total assets in a wholly owned subsidiary of the Fund formed in the Cayman Islands (the “Subsidiary”) in order to gain exposure to certain commodity markets. The Acquiring Fund does not invest in this manner.

•
The Acquiring Fund may invest in other investment companies and generally expects to invest approximately 25% of its assets in one or more other registered investment companies for which HFMC serves as the investment manager (“Affiliated Funds”), including Affiliated Funds for which Wellington Management Company, LLP (“Wellington Management”) serves as sub-adviser. Other Affiliated Funds may have a different sub-adviser. The 25% allocation of investments in Affiliated Funds is a target and the Acquiring Fund’s actual allocation to one or more Affiliated Funds may vary over time and from time-to-time. The Acquired Fund does not invest in this manner.

•
The Acquired Fund may elect to use derivative instruments to efficiently gain investment exposure or for hedging purposes. The Acquiring Fund may elect to use derivative instruments for similar purposes, but it is expected that the Acquiring Fund normally will maintain equity put options to mitigate the risks of declines in the equity markets.

Each Fund has adopted identical fundamental investment restrictions.
The following comparisons summarize the investment objectives and principal investment strategies of each Fund.
	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks to provide long-term total return.	The Fund seeks long-term total return while seeking to mitigate downside risk.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in a diverse portfolio of securities and other investments of issuers across a broad range of countries and asset categories. The Fund invests primarily in equity securities, fixed-income securities and certain other investments, including, but not limited to, currencies and derivative instruments as well as cash. The Fund may invest in all types of equity securities of any market capitalization including, but not limited to, common stock, preferred stock, depository receipts, and index-related securities (including exchange traded funds). The Fund may invest in all types of debt securities of any maturity or duration, including, but not limited to, investment and non-investment grade corporate debt (also referred to as “junk bonds”), U.S. and foreign sovereign debt, agency debt, and mortgage and asset backed securities. The Fund may use derivatives (including futures contracts, forward currency contracts, options and swap agreements) in pursuit of its investment objective, to manage portfolio risk and/or to replicate securities the Fund could buy. The Fund may actively manage currency exposure through the use of futures, forwards, options, swaps, and spot transactions. The Fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The Fund may from time to time seek to gain exposure to the commodity markets by investing up to 25% of its total assets in the Subsidiary. In connection with its investment in certain securities and derivative instruments, the Fund may hold cash or liquid securities that can be readily converted into cash.
The Fund targets an allocation of approximately 60% of its net assets in equity investments and 40% of its net assets in fixed income investments, with the allocation generally varying by no more than +/-20% around these weights. The Fund’s investment in shares of the Subsidiary is not counted for purposes of determining the Fund’s equity allocation. From time to time, the Fund may vary its target allocation in order to provide exposure to the investment returns of real assets

The Fund seeks to achieve its investment objective by investing in a broad range of equity and equity-related securities, debt securities, structured products, derivatives, money market instruments, and other investments. Under normal circumstances, the Fund targets an allocation between 30%-50% of the Fund’s net assets in equity and equity-related securities and 50%-70% of the Fund’s net assets in fixed income securities and cash instruments. Wellington Management the Fund’s sub-adviser, makes asset allocation decisions within these bands at its discretion. Wellington Management regularly reviews and adjusts the asset allocations based on its fundamental research and assessment on the relative attractiveness of each asset category.
The Fund may invest in securities that principally trade in the U.S. or foreign markets. The Fund generally may invest up to 40% of its net assets in securities of foreign issuers or securities denominated in a foreign currency. The Fund may invest in equity and equity-related securities of issuers of all sizes measured by market capitalization. The Fund may invest in debt securities across varying credit quality, maturity, and duration, including investment grade debt, high yield debt, bank loans, emerging markets debt, securitized debt, convertible securities, preferred securities, government bonds, including its agencies and instrumentalities, currencies, and municipal bonds. Consistent with its investment objective, the Fund may invest in investment grade debt, non-investment grade securities (also known as “junk bonds”) and unrated securities.
The Fund may buy and sell exchange-traded and over-the-counter derivative instruments. The Fund’s derivative investments may include interest rate, credit, index, and currency futures; currency, interest rate, total rate of return, and credit default swaps; currency, bond, and swap options; deliverable and non-deliverable currency forward contracts; bonds for forward settlement; and options, including buying and selling puts and calls. The Fund may invest in derivative instruments for risk management purposes and in pursuit of the Fund’s investment objective. The

	Acquired Fund	Acquiring Fund

that trade in the commodity markets. Asset allocation decisions within these bands are at the discretion of the Fund’s sub-adviser, Wellington Management, and are based on Wellington Management’s judgment of relative fundamental values, the attractiveness of investment opportunities within each asset category, macroeconomic trends, and expected future returns of other investment opportunities.
Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities or derivative instruments or other investments with exposure to foreign securities of at least three different countries outside the United States. During periods of unfavorable market conditions, the Fund may reduce its exposure to foreign securities, but typically will continue to invest at least 30% of its net assets in foreign securities as described above. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.
Asset allocation decisions are actively managed, and at times, may have a contrarian bias. As part of the asset allocation decision making process, Wellington Management implements global thematic ideas based on macroeconomic and structural trends derived from its research. The portfolio managers may choose to implement these ideas by allocating a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the Fund’s assets in accordance with the Fund’s investment strategy.
As the Closing Date approaches, the Acquired Fund anticipates engaging in transition management techniques in connection with the Reorganization. During this time, the Acquired Fund may not pursue its investment objective and principal investment strategies.

Fund expects to invest in equity put options as a part of its risk management component of the Fund’s investment strategy.
Wellington Management actively manages the Fund’s asset allocations among asset classes consistent with the Fund’s investment objective. To implement its asset allocation decisions, the Fund’s portfolio management team may allocate a portion of Fund assets to active strategies managed by specialized investment teams at Wellington Management that will invest the allocated assets in accordance with the Fund’s investment strategy. The Fund may invest in other investment companies sponsored HFMC, including investment companies for which Wellington Management serves as sub-adviser, or non-affiliated investment companies.

Additional Investment Strategies	In addition to the securities described in the summary section, the equity portion of the Fund may also invest in Real Estate Investment Trusts, convertible bonds, rights, and warrants of companies of any market capitalization. In addition to the securities described in the summary section, the fixed income portion of the Fund may also enter into bond forwards. In pursuit of its principal investment strategy, the Fund may also invest in exchange traded notes,	The Fund allocates its assets among a broad range of investments. Wellington Management actively manages the Fund’s asset allocation in accordance with its investment strategy. Wellington Management combines top-down global macroeconomic and currency views with bottom-up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global

Acquired Fund	Acquiring Fund

other investment companies (including exchange traded funds), and restricted securities.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that primarily invest in precious metals or other commodities, such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in The Hartford Cayman Global All-Asset Fund, Ltd., a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments, including commodities futures contracts.
The Fund has no limit on the amount of assets that may be invested in each country.
Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment of whether to purchase or sell securities for the equity and fixed income portions of the Fund. Wellington Management may also consider the research provided by its Global Industry Analysts, who provide in-depth company analysis by sector coverage, in addition to other resources and tools.

fixed income and equity markets. Wellington Management uses both fundamental and quantitative risk management tools to identify the investment opportunities and construct the portfolio. The Fund’s portfolio management team regularly consults with portfolio analysts and risk specialists at Wellington Management. Investment opportunities are expressed in the Fund in various ways, including at times thematically. A portion of the Fund’s assets may be invested in securities that Wellington Management believes exhibit low volatility. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts, who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
In addition to the types of securities and other investments referenced in the principal investment strategies section above, the Fund may also (1) invest in “to-be-announced” investments, including when-issued and delayed delivery securities and forward commitment transactions; (2) engage in short-selling of  “to-be-announced” investments; (3) enter into bond forwards; and (4) invest in exchange traded notes.

The Funds are subject to substantially similar principal risks; however, the degree to which each Fund is subject to any particular investment risk will depend on the extent to which the Fund is invested in a particular security or types of securities that expose the Fund to such risk. The principal risks of investing in each Fund are identified in the “COMPARISON OF THE PRINCIPAL RISKS” section below.
Comparison of Fund Classes and Distribution Arrangements
Each Fund offers the same classes of shares. Shareholders of Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund, which will have substantially identical legal characteristics as the corresponding shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability. Each Fund is organized as a series of a Maryland corporation. There are no material differences between the rights of shareholders of a class of shares of the Acquiring Fund and shareholders of a corresponding class of the Acquired Fund. The following chart summarizes the different features of each share class of each Fund.

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)
Class A	Acquired Fund: Class A shares are offered with a front-end sales charge ranging from 5.50% to 0.00% of the Fund’s offering price, depending on the amount invested. Acquiring Fund: Class A shares are offered with a front-end sales charge ranging from 4.50% to 0.00% of the Fund’s offering price, depending on the amount invested.	Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a contingent deferred sales charge of 1.00% on any Class A shares sold.	0.25%
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%
Class I(3)	None	None	None
Class R3	None	None	0.50%
Class R4	None	None	0.25%
Class R5	None	None	None
Class R6(3)	None	None	None
Class Y(3)	None	None	None
Class F(3)	None	None	None
(1)
As a percentage of the Fund’s average net assets.

(2)
Automatic conversion of Class C shares to Class A shares after ten years, thus reducing future annual expenses (certain exclusions may apply).

(3)
You may be required to pay a commission to your financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares

Comparison of Buying, Selling, and Exchanging Shares
Although certain classes of the Acquiring Fund are currently closed to certain new investors, after the closing of the Reorganization you will be able to continue to purchase, redeem and exchange shares of the Acquiring Fund in the same manner as you could with respect to the Acquired Fund. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	Acquired Fund: $5,000 for all accounts except: $250, if establishing an Automatic Investment Plan, with recurring monthly investments of at least $50 Acquiring Fund: $2,000 for all accounts except: $250, if establishing an Automatic Investment Plan, with recurring monthly investments of at least $50	$50
Class R3, Class R4, Class R5 and Class R6	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Funds’ Prospectus. You may sell your shares of each Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.
Comparison of Fund Distributions
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of the Acquired Fund are normally declared and paid annually. Dividends from net investment income of the Acquiring Fund are normally declared and paid monthly. Notwithstanding the foregoing, the Company’s Board has delegated authority to the Fund’s Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

COMPARISON OF THE PRINCIPAL RISKS
The table below compares the principal risks of each Fund. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that a Fund will achieve its investment objective.
Each Fund is subject to certain operational risks and other risks inherent in maintaining an investment in a mutual fund. The table below compares the principal risks of each Fund’s principal investment strategy. In addition, effective July 10, 2019, the Acquiring Fund adopted a new investment objective and investment strategy and changed its portfolio management team, which employs a portfolio construction process and risk management techniques that have been carefully developed but not yet implemented in managing the Fund as of that date.
Principal Risks	Acquired Fund	Acquiring Fund
Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.	Yes	Yes
Asset Allocation Risk — The risk that if the Fund’s strategy for allocating assets among different does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.	Yes	Yes
Active Investment Management Risk — The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund.	Yes	Yes
Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.	Yes	Yes
Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Currency Risk — The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.	Yes	Yes
Equity Risk — The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.	Yes	Yes
Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and the Federal Reserve Board has begun, and may continue, to raise interest rates. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.	Yes	Yes
Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.	Yes	Yes
Call Risk — Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.	Yes	Yes
Derivatives Risk — Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.	Yes	Yes
Leverage Risk — Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Futures and Options Risks — Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.	Yes	Yes
Swaps Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.	Yes	Yes
High Yield Investments Risk — High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.	Yes	Yes
Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility, which may cause rapid and substantial changes in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators.	Yes	No
Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.	Yes	No
Securities Lending Risk — The Fund may engage in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.	Yes	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Large Shareholder Transaction Risk — The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund’s performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.	Yes	Yes
Loans and Loan Participations Risk — Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation. Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or maybe able to sell them only at prices that are less than what the Fund regards as their fair market value. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Fund. In seeking to meet liquidity demands, the Fund could be forced to sell investments at unfavorable prices, borrow money (at a cost to the Fund) or effect short settlements when possible. The Fund’s actions in this regard may not be successful. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.	No	Yes
Sovereign Debt Risk — Non-U.S. sovereign and quasi-sovereign debt are subject to the risk that the issuer or government authority that controls the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or economic region, levels of foreign debt or foreign currency exchange rates.	No	Yes

Principal Risks	Acquired Fund	Acquiring Fund
Mortgage Related- and Asset-Backed Securities Risk — Mortgage related- and asset-backed securities represent interests in “pools” of assets. These securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). The value of these securities will be influenced by factors affecting the assets underlying such securities. If the Fund invests in mortgage-related or asset-backed securities that are subordinated to other interests in the same asset pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. During periods of difficult or frozen credit markets, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.	No	Yes
Restricted Securities Risk — Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.	No	Yes
Active Trading Risk — Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.	No	Yes
Dividend Paying Security Investment Risk — Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. Dividend paying securities can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividends. The Fund’s focus on dividend paying investments may cause the Fund’s share price and total return to fluctuate more than those of funds that do not focus their investments on such investments.	No	Yes
Other Investment Companies Risk — Investments in securities of other investment companies are subject to the risks that apply to the other investment companies strategies and portfolio holdings. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds and listed closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.	No	Yes
U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to the risk that the U.S. Treasury will be unable to meet its payment obligations.	No	Yes

Comparison Of Fees And Expenses of the Acquired Fund and
the Acquiring Fund
Fees and Expenses
The fees and expenses of each Fund and estimated pro forma fees and expenses after giving effect to the Reorganization are shown in the table below based on the fees and expenses of the Funds for the twelve months ended April 30, 2019; except for: (i) the fees and expenses of the Acquiring Fund that have been restated to reflect current fees, expenses and contractual expense limitation arrangements and which are reflected in the Acquiring Fund’s current Summary Prospectus, dated July 10, 2019; and (ii) as noted in the footnotes to the tables below.
The fees and expenses of the Acquired Fund disclosed below may differ from the fees and expenses disclosed in the Acquired Fund’s summary prospectus, which reflects the fees and expenses of the Fund for the twelve months ended October 31, 2018, except certain expenses that were estimated or restated as noted in the Fund’s summary prospectus. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the Reorganization as of April 30, 2019. Pro forma numbers are estimated in good faith and are hypothetical.
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford Funds or 529 plans administered by HFMC. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section of the Funds’ Prospectus and the “Purchase and Redemption of Shares” section of the Funds’ SAI. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix A to the Funds’ Prospectus. The tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the tables and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class I, Class R6, Class Y, or Class F shares.
Shareholder Fees (fees paid directly from your investment)
	The Hartford Global All-Asset Fund (Acquired Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I, R3, R4, R5, R6, Y and F	A	C	I, R3, R4, R5, R6, Y and F	A	C	I, R3, R4, R5, R6, Y and F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	4.50%	None	None	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(2)	1.00%	None	None(2)	1.00%	None	None(2)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford Global All-Asset Fund (Acquired Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)
Share Classes	A	C	I	A	C	I	A	C	I
Management fees(3)	0.70%	0.70%	0.70%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.25%	1.00%	None	0.25%	1.00%	None
Total other expenses	0.33%	0.32%	0.29%	0.37%	0.40%	0.40%	0.28%	0.29%	0.26%
Expenses of the Subsidiary(4)	0.02%	0.02%	0.02%	n/a	n/a	n/a	n/a	n/a	n/a
Other expenses(5)	0.31%	0.30%	0.27%	0.37%	0.40%	0.40%	0.28%	0.29%	0.26%
Acquired fund fees and expenses	0.05%	0.05%	0.05%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total annual fund operating expenses(6)	1.33%	2.07%	1.04%	1.02%	1.80%	0.80%	0.93%	1.69%	0.66%
Fee waiver and/or expense reimbursement	0.09%	0.08%	0.10%	0.06%	0.09%	0.14%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.24%(7)	1.99%(7)	0.94%(7)	0.96%(8)	1.71%(8)	0.66%(8)	0.93%(8)	1.69%(8)	0.66%(8)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford Global All-Asset Fund (Acquired Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5
Management fees(3)	0.70%	0.70%	0.70%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and service (12b-1) fees	0.50%	0.25%	None	0.50%	0.25%	None	0.50%	0.25%	None
Total other expenses	0.41%	0.36%	0.31%	0.53%	0.48%	0.43%	0.37%	0.32%	0.27%
Expenses of the Subsidiary(4)	0.02%	0.02%	0.02%	n/a	n/a	n/a	n/a	n/a	n/a
Other expenses(5)	0.39%	0.34%	0.29%	0.53%	0.48%	0.43%	0.37%	0.32%	0.27%
Acquired fund fees and expenses	0.05%	0.05%	0.05%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total annual fund operating expenses(6)	1.66%	1.36%	1.06%	1.43%	1.13%	0.83%	1.27%	0.97%	0.67%
Fee waiver and/or expense reimbursement	0.20%	0.20%	0.20%	0.25%	0.25%	0.28%	0.09%	0.09%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.46%(7)	1.16%(7)	0.86%(7)	1.18%(8)	0.88%(8)	0.55%(8)	1.18%(8)	0.88%(8)	0.55%(8)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	The Hartford Global All-Asset Fund (Acquired Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund)			Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)
Share Classes	R6	Y	F	R6	Y	F	R6	Y	F
Management fees(3)	0.70%	0.70%	0.70%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Distribution and service (12b-1) fees	None	None	None	None	None	None	None	None	None
Total other expenses	0.19%	0.29%	0.19%	0.31%	0.42%	0.31%	0.15%	0.26%	0.15%
Expenses of the Subsidiary(4)	0.02%	0.02%	0.02%	n/a	n/a	n/a	n/a	n/a	n/a
Other expenses(5)	0.17%	0.27%	0.17%	0.31%	0.42%	0.31%	0.15%	0.26%	0.15%
Acquired fund fees and expenses	0.05%	0.05%	0.05%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total annual fund operating expenses(6)	0.94%	1.04%	0.94%	0.71%	0.82%	0.71%	0.55%	0.66%	0.55%
Fee waiver and/or expense reimbursement	0.20%	0.24%	0.20%	0.26%	0.27%	0.26%	0.10%	0.11%	0.10%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.74%(7)	0.80%(7)	0.74%(7)	0.45%(8)	0.55%(8)	0.45%(8)	0.45%(8)	0.55%(8)	0.45%(8)
(1)
Reflects pro forma amounts following the Reorganization.

(2)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3)
“Management fees” for the Acquiring Fund have been restated. The management fees payable by the Acquiring Fund may vary based on the percentage of the Acquiring Fund’s assets that is invested in one or more of the Affiliated Funds (i.e., investment companies for which HFMC or its affiliates serves as investment manager). The Acquiring Fund does not pay a management fee with respect to the portion of the Acquiring Fund’s assets that is invested in the Affiliated Funds. The “Management Fees” stated above for the Acquiring Fund have been restated to reflect the current fee based on the target allocation of 25% of the Acquiring Fund’s assets invested in Affiliated Funds. This arrangement will continue to apply to the Acquiring Fund following the Reorganization.

(4)
“Expenses of the Subsidiary” include the management fees of the Acquired Fund’s wholly owned Cayman Islands Subsidiary and other expenses of the Subsidiary. The management fees of the Subsidiary have been restated to reflect current fees.

(5)
“Other expenses” for Class R6 of the Acquiring Fund are based on estimated amounts. “Other expenses” for Class Y of each Fund have been restated to reflect estimated amounts in connection with the new transfer agency fee effective May 1, 2019.

(6)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in each Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in each Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated “Management fees” or “Other expenses” for Class Y.”

(7)
HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.89% (Class I), 1.41% (Class R3), 1.11% (Class R4), 0.81% (Class R5), 0.69% (Class R6), 0.75% (Class Y), and 0.69% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board approves its earlier termination. HFMC also has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Acquired Fund remains invested in the Subsidiary.

(8)
HFMC has contractually agreed to reimburse expenses (excluding taxes, interest expenses, brokerage commissions, extraordinary expenses, acquired fund fees and expenses resulting from the Acquiring Fund’s investments in investment companies other than Affiliated Funds) to the extent necessary to maintain total annual fund operating expenses for the Acquiring Fund (including acquired fund fees and expenses related to the Acquiring Fund’s investments in Affiliated Funds) as follows: 0.96% (Class A), 1.71% (Class C), 0.66% (Class I), 1.18% (Class R3), 0.88% (Class R4), 0.55% (Class R5), 0.45% (Class R6), 0.55% (Class Y) and 0.45% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board approves its earlier termination.

Example
The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

The pro forma expense examples are estimated as if the Reorganization was completed as of April 30, 2019, but have been adjust to reflect current fees, expenses, and contractual expense limitation arrangements. The expense examples do not include the cost of the Reorganization, which will be borne by HFMC and not the Funds, or the transaction costs (e.g., brokerage commissions) in connection with portfolio repositioning, which will be borne by the respective Funds. Your actual costs may be higher or lower.
Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
The Hartford Global All-Asset Fund (Acquired Fund)	$669	$302	$96	$940	$641	$321	$1,231	$1,106	$564	$2,056	$2,394	$1,262
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$544	$274	$67	$754	$558	$241	$982	$966	$430	$1,637	$2,109	$977
Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)	$541	$272	$67	$733	$533	$211	$942	$918	$368	$1,542	$1,998	$822
	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
The Hartford Global All-Asset Fund (Acquired Fund)	$149	$118	$88	$504	$411	$317	$883	$726	$565	$1,949	$1,618	$1,276
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$120	$90	$56	$428	$334	$237	$758	$598	$433	$1,692	$1,352	$999
Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)	$120	$90	$56	$394	$300	$202	$688	$528	$361	$1,526	$1,182	$823
	Year 1			Year 3			Year 5			Year 10
Share Classes	R6	Y	F	R6	Y	F	R6	Y	F	R6	Y	F
The Hartford Global All-Asset Fund (Acquired Fund)	$76	$82	$76	$280	$307	$280	$501	$551	$501	$1,136	$1,249	$1,136
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$46	$56	$46	$201	$235	$201	$369	$429	$369	$858	$988	$858
Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)	$46	$56	$46	$166	$200	$166	$297	$357	$297	$680	$812	$680

(1)
Reflects pro forma amounts following the Reorganization.

You would pay the following expenses if you did not redeem your shares:
	Year 1			Year 3			Year 5			Year 10
Share Classes	A	C	I	A	C	I	A	C	I	A	C	I
The Hartford Global All-Asset Fund (Acquired Fund)	$669	$202	$96	$940	$641	$321	$1,231	$1,106	$564	$2,056	$2,394	$1,262
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$544	$174	$67	$754	$558	$241	$982	$966	$430	$1,637	$2,109	$977
Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)	$541	$172	$67	$733	$533	$211	$942	$918	$368	$1,542	$1,998	$822
	Year 1			Year 3			Year 5			Year 10
Share Classes	R3	R4	R5	R3	R4	R5	R3	R4	R5	R3	R4	R5
The Hartford Global All-Asset Fund (Acquired Fund)	$149	$118	$88	$504	$411	$317	$883	$726	$565	$1,949	$1,618	$1,276
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$120	$90	$56	$428	$334	$237	$758	$598	$433	$1,692	$1,352	$999
Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)	$120	$90	$56	$394	$300	$202	$688	$528	$361	$1,526	$1,182	$823
	Year 1			Year 3			Year 5			Year 10
Share Classes	R6	Y	F	R6	Y	F	R6	Y	F	R6	Y	F
The Hartford Global All-Asset Fund (Acquired Fund)	$76	$82	$76	$280	$307	$280	$501	$551	$501	$1,136	$1,249	$1,136
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$46	$56	$46	$201	$235	$201	$369	$429	$369	$858	$988	$858
Hartford AARP Balanced Retirement Fund (Acquiring Fund) Pro Forma(1)	$46	$56	$46	$166	$200	$166	$297	$357	$297	$680	$812	$680
(1)
Reflects pro forma amounts following the Reorganization.

Portfolio Turnover
The Funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year ended on October 31, 2018, the portfolio turnover rate for the Acquired Fund was 62% and the portfolio turnover rate for the Acquiring Fund was 61%, in each case of the average value of its respective portfolio. The Acquiring Fund recently changed its name and portfolio management team and adopted a new, investment objective, investment strategy, portfolio construction process, and risk management techniques. The Acquiring Fund adopted these changes on July 10, 2019. It is anticipated that the Acquiring Fund may have an incrementally higher portfolio turnover as a result of transitioning to its new investment strategy and is expected to continue to actively trade securities consistent with its investment objective and strategy.

REASONS FOR THE REORGANIZATION
The Reorganization is being proposed to address the Acquired Fund’s lack of growth in assets since its inception. The Reorganization may provide the Acquired Fund shareholders the opportunity to benefit from the increased assets resulting from combining the Funds, which may contribute to lowering annual fund operating expenses of the Acquiring Fund over time. HFMC, the investment adviser for both the Acquired Fund and the Acquiring Fund, or its affiliates will bear all costs associated with the Reorganization, other than brokerage-related expenses, stamp taxes, and other similar transaction costs, which will be borne by the respective Fund, as applicable.
Board Considerations and Benefits of the Reorganization
The Reorganization was presented to the Board of the Company for consideration and approval at a meeting held on May 1, 2019. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Information Statement/Prospectus, the Board, including all of the Directors who are not “interested persons” (as defined under the 1940 Act) of the Company (such Directors are referred to as the “Independent Directors”), unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors also were separately assisted by independent legal counsel.
The Company’s Board considered all factors deemed pertinent in its business judgment, including the following:
•
The Reorganization would provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization.

•
The Acquired Fund and the Acquiring Fund have similar investment objectives. The Acquired Fund’s investment objective is to seek provide long-term total return, while the Acquiring Fund’s investment objective is to seek long-term total return while seeking to mitigate downside risk. The Acquired Fund and the Acquiring Fund have the same fundamental investment policies.

•
The Acquired Fund and the Acquiring Fund have comparable principal investment strategies, investment styles and principal risks, but there are some differences. HFMC believes that the main similarity between the Funds, which is that both Funds seek to invest in equity and fixed income securities within target allocations, outweighs the differences.

•
Although a comparison of the Acquired Fund’s performance and the Acquiring Fund’s performance is not illustrative of how the two Funds performed during similar periods because of the recent material change in the Acquiring Fund’s investment objective, principal investment strategies, and portfolio management team, the Board did consider the investment strategy, security selection, portfolio construction process, and risk management techniques employed by the Acquiring Fund. The Board also considered HFMC’s assessment that the Acquiring Fund’s investment strategy, portfolio construction process, and risk management techniques potentially will provide for more favorable risk-adjusted returns and lower volatility.

•
The Acquiring Fund will be the survivor of the Reorganization for accounting and performance purposes.

•
The Acquiring Fund’s management fee schedule provides for lower fee rates at all asset levels than the Acquired Fund. The Reorganization is expected to result in lower gross and net operating expenses for shareholders of each class of the Acquired Fund immediately after the consummation of the Reorganization. The contractual operating expense caps for each share class of the Acquiring Fund will remain in effect until February 28, 2021, unless the Board approves their earlier termination.

•
The Acquired Fund and the Acquiring Fund have the same investment adviser, HFMC, and sub-adviser, Wellington Management, but the portfolio managers are different. HFMC will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management after consummation of the Reorganization. The Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Fund shareholders currently receive.

•
The terms and conditions of the Plan. See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION — The Agreement and Plan of Reorganization.”

•
The Reorganization will not dilute the interests of the shareholders of the Funds because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Reorganization.

•
The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See “ADDITIONAL Information About the Reorganization — Tax Considerations.”

•
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses, stamp taxes and other similar transaction costs, which will be borne by the respective Fund, as applicable.

•
The Board considered that the Acquired Fund would be repositioned in connection with the Reorganization and the costs associated with the repositioning, including brokerage commissions, stamp taxes, as well as the estimated amounts of capital gains to be distributed to shareholders. The Board recognized that there would be separate costs to invest any cash in the Acquiring Fund after the Reorganization.

•
The Acquired Fund is the larger fund (approximately $197 million in assets versus approximately $85 million in assets for the Acquiring Fund, as of April 30, 2019). HFMC believes that the Acquiring Fund’s investment strategies potentially will provide for more favorable risk-adjusted returns and lower volatility.

•
The share class structure of the Acquired Fund is identical to that of the Acquiring Fund, except: (1) certain share classes of the Acquiring Fund are closed to new investors, subject to certain exceptions; and (2) the maximum sales charge (load) imposed on purchases is 4.50% and 5.50% for the Acquiring Fund and Acquired Fund, respectively.

•
The Reorganization does not require shareholder approval.

•
HFMC’s belief that the Reorganization provides a better resolution for the Acquired Fund as compared to other options, such as liquidating the Acquired Fund or keeping the Acquired Fund as a stand-alone fund.

•
Shareholders of the Acquired Fund will have the opportunity to exchange their Acquired Fund shares for shares of another Hartford Fund before the Reorganization takes place and without incurring a sales charge, if they do not wish to participate in the Reorganization and become shareholders of the Acquiring Fund.

•
The Reorganization may result in some potential benefits to HFMC and its affiliates, including cost savings, resulting from managing one Combined Fund rather than two separate Funds because the fixed costs involved with operating the Combined Fund will be spread across a larger asset base following the Reorganization. As a result, HFMC may benefit from reimbursing less expenses for the Acquiring Fund under the contractual expense reimbursement arrangement after the closing of the Reorganization.

MANAGEMENT AND PERFORMANCE OF THE FUNDS
The Investment Manager and Sub-Adviser
The Investment Manager
HFMC is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc., a Connecticut-based financial services company. Excluding affiliated funds of funds, as of March 31, 2019, HFMC and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $117.6 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser. HFMC is principally located at 690 Lee Road, Wayne, Pennsylvania 19087. Each Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund’s average daily net assets. The Acquiring Fund’s contractual management fee rates are lower than those of the Acquired Fund.
Each Fund pays a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:
Acquired Fund		Acquiring Fund
AVERAGE DAILY NET ASSETS	ANNUAL RATE*	AVERAGE DAILY NET ASSETS	ANNUAL RATE**
First $250 million	0.7000%	First $1 billion	0.3900%
Next $250 million	0.6500%	Next $4 billion	0.3800%
Next $500 million	0.6000%	Amount Over $5 billion	0.3750%
Next $1.5 billion	0.5800%
Next $2.5 billion	0.5600%
Amount Over $5 billion	0.5500%
*
From November 1, 2017 to February 28, 2018, the contractual management fee with respect to the Acquired Fund was 0.8000% of the first $250 million, 0.7500% of the next $250 million, 0.7000% of the next $500 million, 0.6800% of the next $1.5 billion, 0.6600% of the next $2.5 billion, and 0.6500% in excess of  $5 billion annually of the Acquired Fund’s average daily net assets.

**
The Acquiring Fund’s management fee is 0% on any portion of the Acquiring Fund’s assets invested in Affiliated Funds. It currently is anticipated that the Acquiring Fund will have a target percentage of 25% of its assets invested in Affiliated Funds. As a result, the net effective management fee based on a 25% allocation to Affiliated Funds is estimated to be equal to 0.2900% of the Acquiring Fund’s average daily net assets. The Acquiring Fund’s allocations to Affiliated Funds is actively managed and will vary over different periods of time.

Prior to July 10, 2019, the management fee for the Acquiring Fund set forth in the investment management agreement effective March 1, 2018, was 0.5600% of the first $250 million, 0.5100% of the next $250 million, 0.4900% of the next $500 million, 0.4700% of the next $1.5 billion, 0.4650% of the next $2.5 billion, 0.4625% of the next $5 billion and 0.4600% in excess of $10 billion annually of the Acquiring Fund’s average daily net assets. From November 1, 2017 to February 28, 2018, the management fee set forth in the investment management agreement with respect to the Acquiring Fund was 0.6000% of the first $250 million, 0.5500% of the next $250 million, 0.5300% of the next $500 million, 0.5100% of the next $1.5 billion, 0.5050% of the next $2.5 billion, 0.5025% of the next $5 billion and 0.5000% in excess of  $10 billion annually of the Acquiring Fund’s average daily net assets.
For the fiscal year ended October 31, 2018, each Fund paid HFMC the following effective management fee, which is the management fee net of any waivers, as a percentage of average daily net assets:
Fund	Effective Management Fee*
Acquired Fund	0.73%
Acquiring Fund	0.57%
*
The effective management fee for the Acquiring Fund shown in the table above does not reflect the Acquiring Fund’s current management fee, which is lower. The effective management fee for the Acquired Fund shown in the table above does not fully reflect the Acquired Fund’s current management fee, which was reduced on March 1, 2018. For each Fund’s current management fee, please see the table further above.

HFMC has entered into a sub-advisory agreement with Wellington Management to perform the daily investment of the assets of the Funds. For such services, Wellington Management receives compensation from HFMC, not the Funds. A discussion regarding the basis for the Board’s approval of the investment management and investment sub-advisory agreements of each Fund is available in the annual report to shareholders of each Fund for the fiscal year ended October 31, 2018.
As discussed above in the section “Comparison of the Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions”, the Acquired Fund may pursue its investment objective through investment in a Subsidiary. The Subsidiary has entered into a separate agreement with HFMC, whereby HFMC provides investment advisory and other services to the Subsidiary. In consideration of these services, The Hartford Cayman Global All-Asset Fund, Ltd. pays HFMC a management fee at the annual rate of 0.55%. HFMC also has entered into a separate agreement with Wellington Management whereby Wellington Management provides investment sub-advisory services to the Subsidiary. HFMC has contractually agreed to waive the management fee it receives from the Acquired Fund in an amount equal to the management fee paid by the Subsidiary. The waiver will remain in effect for as long as HFMC’s agreement with the Subsidiary is in place.
HFMC and the Funds rely on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) under which the Funds operate pursuant to a “Manager of Managers” structure. HFMC has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits HFMC, on behalf of a Fund and subject to the approval of the Board of Directors, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with HFMC (the “Original Relief”), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”), in each case without obtaining approval from the respective Fund’s shareholders. Shareholders of the Acquiring Fund have approved the operation of the Fund under any “manager of managers” structure, including under (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. However, shareholders of the Acquired Fund have approved the operation of the Fund under the “manager of managers” structure only under the Original Relief set forth in the Order. After the Reorganization, the Acquiring Fund intends to continue to rely on (i) both the Original Relief and Expanded Relief set forth in the Order and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.
AARP Non-Affiliation Disclaimer
HFMC and the Company have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from HFMC out of its own resources for licensing its brand to the Acquiring Fund. The Acquiring Fund is managed by HFMC, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributor, LLC, a broker-dealer registered with the SEC and an affiliate of HFMC. HFMC and its affiliates are not affiliated with AARP or its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to the Acquiring Fund. AARP and its affiliates do not offer, recommend, or endorse HFMC or any of its affiliates and are not making any recommendations regarding an investment in the Acquiring Fund.
The Investment Sub-Adviser
Wellington Management serves as each Fund’s sub-adviser, and Wellington Management performs the daily investment of the assets of each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.003 trillion in assets.

The following individuals have responsibility for the day-to-day management of each Fund:
Acquired Fund
Brian M. Garvey, Senior Managing Director and Multi-Asset Portfolio Manager of Wellington Management, has been a portfolio manager of the Fund since its inception in 2010. Mr. Garvey joined Wellington Management as an investment professional in 2007.
Brij S. Khurana, Managing Director and Multi-Asset Portfolio Manager of Wellington Management, has been involved in portfolio management for the Fund since 2017 and securities analysis for the Fund since 2016. Mr. Khurana joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Khurana was an investment professional with Pacific Investment Management Company (PIMCO).
Adam G. Fraser, CFA, Managing Director and Multi-Asset Analyst of Wellington Management, has been involved in portfolio management for the Fund since 2018 and securities analysis since 2014. Mr. Fraser joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management, Mr. Fraser was an investment professional with Transom Capital Group (2008-2014) and McKinsey & Co. (2005-2007).
Acquiring Fund
Christopher J. Goolgasian CFA, CPA, CAIA, Managing Director and Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since 2019. Mr. Goolgasian joined Wellington Management as an investment professional in 2014. Prior to joining Wellington Management, Mr. Goolgasian was an investment professional with State Street Global Advisors from 2010 to 2014.
Mr. Goolgasian will serve as the portfolio manager for the Combined Fund. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.
Performance of the Acquired Fund and the Acquiring Fund
The performance information below indicates the risks of investing in each Fund. The Acquired Fund’s Class R6 shares commenced operations on February 28, 2018 and performance prior to that date is that of the Acquired Fund’s Class Y shares. As of December 31, 2018, the Acquiring Fund’s Class R6 shares had not commenced operations and performance is that of the Acquiring Fund’s Class Y shares. Class F shares of each Fund commenced operations on February 28, 2017 and performance prior to that date is that of the respective Fund’s Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com.
Effective July 10, 2019, the Acquiring Fund changed its investment objective, principal investment strategy, and benchmarks. The performance shown in the table below reflects the Acquiring Fund’s performance while it pursued its prior investment objective and was managed in accordance with its prior investment strategy, which may not reflect how the Acquiring Fund may perform in the future even under similar market conditions.
With respect to each Fund, the returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

With respect to each Fund, the bar charts:
•
Show how the Fund’s total return has varied from year to year

•
Do not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Show the returns of the Fund’s Class A shares. Because the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund’s bar chart shows returns for the Fund over time compared to those of each Fund’s blended benchmark and each Fund’s respective two broad-based market indices. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section following the tables.
The Acquired Fund
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 8.77% (1st quarter, 2012) Lowest -12.46% (3rd quarter, 2011)
The year-to-date return for the Acquired Fund’s Class A shares (excluding sales charges) as of June 30, 2019 was 11.38%.
Average annual total returns for periods ending December 31, 2018 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception (5/28/10)
Class A – Return Before Taxes	-14.62%	1.16%	3.95%
– After Taxes on Distributions	-17.71%	-1.82%	2.01%
– After Taxes on Distributions and Sale of Fund Shares	-8.51%	0.02%	2.55%
Share Classes (Return Before Taxes)
Class C	-11.21%	1.53%	3.85%
Class I	-9.40%	2.58%	4.91%
Class R3	-9.94%	2.04%	4.36%
Class R4	-9.68%	2.34%	4.68%
Class R5	-9.41%	2.51%	4.88%
Class R6	-9.30%	2.69%	5.01%
Class Y	-9.43%	2.66%	4.99%
Class F	-9.28%	2.62%	4.94%

Share Classes	1 Year	5 Years	Since Inception (5/28/10)
60% MSCI All Country World (ACWI) Index (Net)/40% Bloomberg Barclays Global Aggregate Bond Hedged USD Index*	-4.86%	4.09%	6.48%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-9.42%	4.26%	8.16%
Bloomberg Barclays Global Aggregate Bond Hedged USD Index (reflects no deduction for fees, expenses or taxes)	1.76%	3.44%	3.45%
*
The blended benchmark is calculated by Hartford Funds Management Company, LLC

The Acquiring Fund
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 3.80% (1st quarter, 2017) Lowest -5.47% (3rd quarter, 2015)
The year-to-date return for the Acquiring Fund’s Class A shares (excluding sales charges) as of June 30, 2019 was 10.23%.
Average annual total returns for periods ending December 31, 2018 (including sales charges)*
Share Classes	1 Year	Since Inception (4/30/2014)
Class A – Return Before Taxes	-6.76%	0.81%
– After Taxes on Distributions	-9.07%	-1.03%
– After Taxes on Distributions and Sale of Fund Shares	-3.69%	-0.06%
Share Classes (Return Before Taxes)
Class C	-3.99%	1.09%
Class I	-2.23%	2.01%
Class R3	-2.42%	1.60%
Class R4	-2.35%	1.81%
Class R5	-2.25%	1.96%
Class R6	-2.14%	2.07%
Class Y	-2.14%	2.07%
Class F	-2.14%	2.05%
Acquiring Fund’s Current Benchmark
30% MSCI All Country World (ACWI) Index (Net)/70% Bloomberg Barclays U.S. Aggregate Bond Index	-2.70%	2.85%
MSCI ACWI Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-9.42%	4.11%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.12%

Share Classes	1 Year	Since Inception (4/30/2014)
Acquiring Fund’s Prior Benchmark
55% Bloomberg Barclays U.S. Aggregate Bond Index/45% S&P 500 Index	-1.68%	5.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.53%
*
Effective July 10, 2019, the Acquiring Fund changed its benchmarks to MSCI All Country World (ACWI) Index (Net) and Bloomberg Barclays U.S. Aggregate Bond Index, and changed its blended benchmark to 30% MSCI All Country World (ACWI) Index (Net) and 70% Bloomberg Barclays U.S. Aggregate Bond Index. Prior to July 10, 2019, the Acquiring Fund’s former blended benchmark was 55% Bloomberg Barclays U.S. Aggregate Bond Index and 45% S&P 500 Index. The Fund changed its benchmarks because HFMC believes that the new benchmarks better reflect the Acquiring Fund’s current investment strategy. The blended benchmarks are calculated by HFMC.

Indices
The MSCI ACWI Index is designed to capture large- and mid-cap representation across developed markets and emerging markets countries.
The Bloomberg Barclays Global Aggregate Bond Hedged USD Index provides a broad-based measure of the global investment-grade fixed-income markets.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
The S&P 500 Index is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
Additional Information Regarding Bloomberg Barclays Indices Source:   Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Additional Information regarding Blended Benchmarks that Include an MSCI Index:   The blended returns are calculated by HFMC and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Performance Notes
Prior to January 1, 2013, the Acquired Fund was managed by Hartford Investment Financial Services, LLC, an affiliate of HFMC, the Fund’s current investment manager. There was no change, however, to the personnel providing services to the Fund.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
The Agreement and Plan of Reorganization
The Agreement and Plan of Reorganization (the “Plan”) provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y, and Class F shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.
After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing Date.
Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders’ accounts the same class of shares representing such shareholders’ interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.
Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests for the redemption of the Acquiring Fund shares received by the shareholder in the Reorganization.
The Plan requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Plan in APPENDIX A, which qualifies in its entirety the foregoing summary of the Plan.
Tax Considerations
The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:
(1)
the Reorganization will constitute a “reorganization” within the meaning of Code Section 368(a);

(2)
the Shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund solely in exchange for their voting shares of the Acquired Fund pursuant to the Reorganization;

(3)
the Acquired Fund will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s Liabilities pursuant to the Reorganization, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4)
the Acquired Fund will not recognize gain or loss on its distribution of the voting shares of the Acquiring Fund to its Shareholders pursuant to the liquidation of the Acquired Fund;

(5)
the Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Acquired Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities;

(6)
the aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Acquired Fund surrendered in exchange therefor;

(7)
the holding period of the voting shares of the Acquiring Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of the Acquired Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8)
the Acquiring Fund’s basis in the assets of the Acquired Fund received pursuant to the Reorganization will equal the Acquired Fund’s basis in the assets immediately before the Reorganization; and

(9)
the Acquiring Fund’s holding period in the Acquired Fund’s assets received pursuant to the Reorganization will include the period during which the Acquired Fund held the assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.
As a condition to the closing of the Reorganization, the Funds will request an opinion from the law firm of Dechert LLP, legal counsel to the Company, to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.
As of April 30, 2019, the Acquired Fund had $13,406,735 and $0 in short-term and long-term capital loss carryforwards with no expiration, respectively. The amount of the Funds’ capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Acquiring Fund’s ability to use its own capital loss carryovers from prior to the Reorganization, or the capital loss carryovers of the Acquired Fund, if any, to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.
Based on assets as of April 30, 2019, it is expected that a portion of the Acquired Fund’s portfolio assets (approximately 25%) will be sold prior to the consummation of the Reorganization, which is expected to result in the Acquired Fund realizing capital gains. Taking into account unrealized short-term and long-term losses and that there are capital loss carryforwards available to offset realized gains, it is currently estimated that the Acquired Fund will not have a distribution requirement to its shareholders as a result of the repositioning (based on assets as of April 30, 2019). Shareholders holding shares of the Acquired Fund in a taxable account generally will be taxed on any resulting capital gain that the Acquired Fund is required to distribute. Based on assets as of April 30, 2019, it currently is expected that a portion of the Acquired Fund’s portfolio assets (approximately 80%) will be sold prior to the consummation of the Reorganization. As a result, it is expected that the Acquired Fund will incur approximately $162,000, or approximately 0.082% (8.2 basis points) of the Acquired Fund’s total net assets (as of April 30, 2019), in brokerage commissions and other trading costs prior to the Reorganization. In addition, it is expected that the Combined Fund will incur additional brokerage and other transaction costs after the Reorganization in connection with the purchase of securities using the cash proceeds received from the Acquired Fund in the Reorganization and to further realign the Combined Fund’s investment portfolio. It currently is estimated that these post-Reorganization brokerage and other transaction costs will be approximately $135,000 or 0.056% (5.6 basis points) of the Combined Fund’s anticipated total net assets. These are only estimates and the actual amount of brokerage commissions and other transaction costs may differ.

On or prior to the Closing Date, the Acquired Fund may declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders of the Acquired Fund such Fund’s net investment income and realized capital gains (after reduction of any available capital loss carryforwards), if any through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution may be taxable to shareholders for federal income tax purposes. Currently, it is expected that there will be an ordinary income distribution on or prior to the Closing Date. This may change at the time of the Reorganization based on market conditions, the Acquired Fund’s actual holdings at the time of the Closing Date and other factors.
Expenses of the Reorganization
HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses and other similar transaction costs including stamp tax, which will be borne by the respective Fund, as applicable.
Accounting Survivor
The Acquiring Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Form of Organization
Each of the Acquired Fund and the Acquiring Fund is a series of the Company. The Company is a Maryland corporation registered as an open-end management investment company. The Company is governed by its Board, which currently consist of ten (10) directors, nine (9) of whom are not “interested persons” (as defined in the 1940 Act).
Capitalization of the Funds
The following table sets forth the net assets, number of shares outstanding, and net asset value per share, assuming the Reorganization occurred as of June 20, 2019. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of June 20, 2019. These numbers may differ as of the Closing Date of the Reorganization.
	Global All-Asset Fund (Acquired Fund)	Balanced Retirement Fund (Acquiring Fund)	Pro Forma Adjustments(1)	Balanced Retirement Fund (Acquiring Fund) Pro Forma(2)
Net Assets
Class A	$82,165,964	$16,606,644		$98,772,608
Class C	$35,116,269	$13,503,773		$48,620,042
Class I	$28,512,508	$27,742,782		$56,255,290
Class R3	$1,304,382	$2,382,376		$3,686,758
Class R4	$325,114	$2,399,033		$2,724,147
Class R5	$299,946	$2,415,640		$2,715,586
Class R6	$10,121	$10,439		$20,560
Class Y	$3,853,023	$23,056,760		$26,909,783
Class F	$6,296,007	$10,198		$6,306,205
Total Net Assets	$157,883,334	$88,127,645		$246,010,979
Shares Outstanding
Class A	8,402,510	1,800,436	509,200	10,712,146
Class C	3,639,957	1,462,635	164,623	5,267,215
Class I	2,902,781	3,009,335	189,682	6,101,798
Class R3	133,338	257,926	7,829	399,093
Class R4	32,699	259,932	2,525	295,156
Class R5	30,784	262,068	1,748	294,600
Class R6	1,029	1,133	70	2,232
Class Y	392,005	2,502,507	26,347	2,920,859
Class F	641,347	1,114	46,741	689,202
Net Asset Value Per Share
Class A	$9.78	$9.22		$9.22
Class C	$9.65	$9.23		$9.23
Class I	$9.82	$9.22		$9.22
Class R3	$9.78	$9.24		$9.24
Class R4	$9.94	$9.23		$9.23
Class R5	$9.74	$9.22		$9.22
Class R6	$9.84	$9.21		$9.21
Class Y	$9.83	$9.21		$9.21
Class F	$9.82	$9.15		$9.15
(1)
HFMC and not the Funds will bear all of the costs of the Reorganization (which do not include brokerage commissions or similar transaction costs associated with portfolio repositioning). Accordingly, there are no pro forma adjustments to net assets. Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the Acquired Fund based on its net asset value per share as of June 20, 2019 relative to the net asset value of the Acquiring Fund. The Reorganization is expected to be completed after close of business on September 20, 2019, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)
Reflects pro forma amounts following the Reorganization.

GENERAL INFORMATION
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”) serves as the Independent Registered Public Accounting Firm for each Fund. EY is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. EY is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.
Shareholder Reports
Shareholders can find important information about each Fund in its annual report dated October 31, 2018 and semi-annual report dated April 30, 2019, each of which has been previously mailed to shareholders. A free copy of each Annual/Semi-Annual Report and each Fund’s Prospectus is available on the Funds’ website at www.hartfordfunds.com/prospectuses.html; upon request by writing to: Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060; or by calling 1-888-843-7824.
Share Ownership
As of July 31, 2019, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund’s shares. As of July 31, 2019, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B. As of July 31, 2019, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Fund’s investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

FINANCIAL HIGHLIGHTS
The financial highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the past five fiscal years has been derived from the financial statements audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements and financial highlights, is included in the Funds’ annual report, which is available upon request. The information for the six month period ending April 30, 2019 for each Fund is unaudited. Footnotes are located on the last page of these financial highlights.
Acquired Fund

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Begi- nning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
The Hartford Global All-Asset Fund (consolidated)
For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.88	$0.08	$0.57	$0.65	$(0.90)	$—	$—	$(0.90)	$9.63	7.50%(6)	$83,892	1.30%(7)	1.09%(7)	1.78%(7)	37%
C	9.70	0.05	0.56	0.61	(0.80)	—	—	(0.80)	9.51	7.14(6)	36,481	2.05(7)	1.84(7)	1.00(7)	37
I	9.93	0.10	0.57	0.67	(0.93)	—	—	(0.93)	9.67	7.73(6)	34,038	1.02(7)	0.81(7)	2.03(7)	37
R3	9.85	0.07	0.58	0.65	(0.86)	—	—	(0.86)	9.64	7.45(6)	1,315	1.62(7)	1.40(7)	1.46(7)	37
R4	10.01	0.08	0.58	0.66	(0.88)	—	—	(0.88)	9.79	7.50(6)	316	1.32(7)	1.11(7)	1.76(7)	37
R5	9.86	0.10	0.56	0.66	(0.93)	—	—	(0.93)	9.59	7.64(6)	295	1.02(7)	0.80(7)	2.06(7)	37
R6	9.95	0.10	0.57	0.67	(0.94)	—	—	(0.94)	9.68	7.72(6)	10	0.90(7)	0.69(7)	2.16(7)	37
Y	9.94	0.10	0.58	0.68	(0.94)	—	—	(0.94)	9.68	7.80(6)	21,163	0.95(7)	0.74(7)	2.13(7)	37
F	9.94	0.10	0.57	0.67	(0.94)	—	—	(0.94)	9.67	7.66(6)	19,894	0.91(7)	0.69(7)	2.11(7)	37
For the Year Ended October 31, 2018
A	$12.05	$0.16	$(0.86)	$(0.70)	$(1.47)	$—	$—	$(1.47)	$9.88	(6.75)%	$84,981	1.26%	1.11%	1.52%	62%
C	11.84	0.08	(0.84)	(0.76)	(1.38)	—	—	(1.38)	9.70	(7.42)	42,242	2.01	1.86	0.77	62
I	12.11	0.20	(0.87)	(0.67)	(1.51)	—	—	(1.51)	9.93	(6.53)	49,725	0.97	0.83	1.80	62
R3	12.02	0.13	(0.86)	(0.73)	(1.44)	—	—	(1.44)	9.85	(7.13)	1,433	1.60	1.44	1.19	62
R4	12.19	0.16	(0.86)	(0.70)	(1.48)	—	—	(1.48)	10.01	(6.72)	360	1.31	1.15	1.47	62
R5	12.03	0.19	(0.85)	(0.66)	(1.51)	—	—	(1.51)	9.86	(6.45)	274	0.97	0.81	1.78	62
R6(8)	10.76	0.16	(0.97)	(0.81)	—	—	—	—	9.95	(7.53)(6)	9	0.86(7)	0.69(7)	2.17(7)	62
Y	12.13	0.20	(0.87)	(0.67)	(1.52)	—	—	(1.52)	9.94	(6.47)	23,703	0.93	0.77	1.87	62
F	12.11	0.21	(0.87)	(0.66)	(1.51)	—	—	(1.51)	9.94	(6.37)	66,011	0.88	0.74	1.89	62
For the Year Ended October 31, 2017
A	$10.51	$0.13	$1.58	$1.71	$(0.17)	$—	$—	$(0.17)	$12.05	16.56%	$106,091	1.31%	1.19%	1.14%	70%
C	10.33	0.04	1.55	1.59	(0.08)	—	—	(0.08)	11.84	15.54	60,062	2.04	1.94	0.39	70
I	10.57	0.16	1.58	1.74	(0.20)	—	—	(0.20)	12.11	16.81	49,849	1.01	0.93	1.40	70
R3	10.50	0.09	1.58	1.67	(0.15)	—	—	(0.15)	12.02	16.19	2,014	1.65	1.49	0.85	70
R4	10.65	0.13	1.59	1.72	(0.18)	—	—	(0.18)	12.19	16.40	1,369	1.35	1.19	1.15	70
R5	10.51	0.17	1.58	1.75	(0.23)	—	—	(0.23)	12.03	16.85	12	1.08	0.89	1.51	70
Y	10.59	0.15	1.60	1.75	(0.21)	—	—	(0.21)	12.13	16.89	29,902	0.94	0.84	1.40	70
F(10)	10.87	0.13	1.11	1.24	—	—	—	—	12.11	11.41(6)	63,679	0.93(7)	0.84(7)	1.65(7)	70

– Selected Per-Share Data(1) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Begi- nning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
For the Year Ended October 31, 2016
A	$10.95	$0.12	$0.15	$0.27	$—	$(0.71)	$ —	$(0.71)	$10.51	2.85%	$120,010	1.47%	1.27%(16)	1.18%	95%
C	10.85	0.04	0.15	0.19	—	(0.71)	—	(0.71)	10.33	2.09	71,094	2.19	2.02(16)	0.43	95
I	10.98	0.15	0.15	0.30	—	(0.71)	—	(0.71)	10.57	3.12	47,856	1.17	1.02(16)	1.43	95
R3	10.97	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.50	2.55	1,879	1.79	1.52(16)	0.93	95
R4	11.08	0.13	0.15	0.28	—	(0.71)	—	(0.71)	10.65	2.91	1,103	1.49	1.22(16)	1.28	95
R5	10.98	0.09	0.15	0.24	—	(0.71)	—	(0.71)	10.51	2.64	11	1.17	0.97(16)	0.86	95
Y	10.99	0.16	0.15	0.31	—	(0.71)	—	(0.71)	10.59	3.22	89,901	1.07	0.92(16)	1.61	95
For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$ —	$(0.31)	$(1.42)	$ —	$(1.73)	$10.95	0.33%	$162,691	1.46%	1.25%	0.68%	63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	—	(1.64)	10.85	(0.31)	99,973	2.18	2.00	(0.02)	63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.58	70,837	1.15	1.00	0.88	63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	—	(1.68)	10.97	0.16	2,385	1.78	1.50	0.43	63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	—	(1.74)	11.08	0.51	1,381	1.49	1.20	0.85	63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	—	(1.77)	10.98	0.61	624	1.16	0.95	1.12	63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	—	(1.78)	10.99	0.76	29,736	1.07	0.90	1.12	63
For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$ —	$(0.17)	$12.68	4.18%	$206,595	1.40%	1.25%	0.85%	75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	—	(0.07)	12.56	3.30	130,260	2.13	2.00	0.10	75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	—	(0.20)	12.72	4.43	117,499	1.10	0.98	1.11	75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	—	(0.14)	12.67	3.86	3,340	1.73	1.50	0.61	75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	—	(0.19)	12.80	4.18	1,363	1.44	1.20	0.90	75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	—	(0.21)	12.72	4.49	2,730	1.12	0.95	1.14	75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	—	(0.22)	12.72	4.54	31,145	1.02	0.90	1.18	75

Acquiring Fund

– Selected Per-Share Data(1)(2) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Begi- nning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
Hartford AARP Balanced Retirement Fund (formerly, Hartford Multi-Asset Income Fund)
For the Six-Month Period Ended April 30, 2019 (Unaudited)
A	$9.08	$0.21	$0.25	$0.46	$(0.42)	$—	$—	$(0.42)	$9.12	5.44%(6)	$16,404	1.14%(7)	0.78%(7)	4.79%(7)	24%
C	9.08	0.18	0.25	0.43	(0.38)	—	—	(0.38)	9.13	5.02(6)	13,302	1.93(7)	1.51(7)	4.07(7)	24
I	9.07	0.22	0.24	0.46	(0.42)	—	—	(0.42)	9.11	5.39(6)	25,187	0.93(7)	0.69(7)	4.85(7)	24
R3	9.08	0.21	0.25	0.46	(0.41)	—	—	(0.41)	9.13	5.41(6)	2,345	1.52(7)	0.77(7)	4.80(7)	24
R4	9.08	0.21	0.25	0.46	(0.42)	—	—	(0.42)	9.12	5.46(6)	2,361	1.23(7)	0.73(7)	4.84(7)	24
R5	9.07	0.22	0.24	0.46	(0.42)	—	—	(0.42)	9.11	5.52(6)	2,378	0.94(7)	0.69(7)	4.89(7)	24
R6(20)	8.93	0.07	0.18	0.25	(0.07)	—	—	(0.07)	9.11	2.77(6)	10	0.82(7)	0.58(7)	4.83(7)	24
Y	9.07	0.22	0.25	0.47	(0.43)	—	—	(0.43)	9.11	5.58(6)	22,640	0.84(7)	0.59(7)	4.95(7)	24
F	9.07	0.22	0.25	0.47	(0.49)	—	—	(0.49)	9.05	5.57(6)	10	0.85(7)	0.59(7)	4.87(7)	24
For the Year Ended October 31, 2018
A	$9.46	$0.41	$(0.28)	$0.13	$(0.51)	$—	$—	$(0.51)	$9.08	1.26%	$13,324	1.20%	0.78%	4.35%	61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	—	(0.45)	9.08	0.55	11,686	1.98	1.47	3.71	61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.40	20,780	0.98	0.68	4.51	61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	—	(0.51)	9.08	1.21	2,225	1.61	0.84	4.28	61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	—	(0.51)	9.08	1.27	2,241	1.31	0.78	4.34	61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	—	(0.52)	9.07	1.27	2,256	1.01	0.72	4.40	61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	—	(0.53)	9.07	1.37	26,398	0.89	0.61	4.51	61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	—	(0.54)	9.07	1.39	391	0.89	0.61	4.50	61
For the Year Ended October 31, 2017
A	$9.04	$0.39	$0.41	$0.80	$(0.38)	$—	$—	$(0.38)	$9.46	9.06%	$11,877	1.26%	0.95%	4.26%	85%
C	9.04	0.34	0.41	0.75	(0.32)	—	—	(0.32)	9.47	8.42	6,972	2.05	1.58	3.65	85
I	9.04	0.41	0.41	0.82	(0.40)	—	—	(0.40)	9.46	9.22	13,310	1.07	0.83	4.40	85
R3	9.04	0.38	0.41	0.79	(0.36)	—	—	(0.36)	9.47	8.95	2,197	1.68	1.12	4.11	85
R4	9.04	0.39	0.41	0.80	(0.38)	—	—	(0.38)	9.46	9.00	2,211	1.38	1.00	4.22	85
R5	9.04	0.40	0.41	0.81	(0.39)	—	—	(0.39)	9.46	9.18	2,225	1.08	0.87	4.36	85
Y	9.04	0.40	0.42	0.82	(0.40)	—	—	(0.40)	9.46	9.29	25,587	0.98	0.79	4.40	85
F(10)	9.21	0.28	0.24	0.52	(0.27)	—	—	(0.27)	9.46	5.72(6)	419	0.97(7)	0.66(7)	4.48(7)	85
For the Year Ended October 31, 2016
A	$9.14	$0.43	$(0.06)	$0.37	$(0.38)	$—	$(0.09)	$(0.47)	$9.04	4.31%	$13,352	1.37%	1.13%(21)	4.88%	80%
C	9.14	0.36	(0.06)	0.30	(0.32)	—	(0.08)	(0.40)	9.04	3.49	4,659	2.07	1.88(21)	4.06	80
I	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.46	12,530	1.10	0.87(21)	4.91	80
R3	9.14	0.40	(0.06)	0.34	(0.36)	—	(0.08)	(0.44)	9.04	3.87	2,018	1.72	1.43(21)	4.51	80
R4	9.14	0.43	(0.04)	0.37	(0.38)	—	(0.09)	(0.47)	9.04	4.19	2,028	1.42	1.13(21)	4.81	80
R5	9.14	0.44	(0.05)	0.39	(0.40)	—	(0.09)	(0.49)	9.04	4.40	2,038	1.12	0.94(21)	5.00	80
Y	9.15	0.45	(0.06)	0.39	(0.41)	—	(0.09)	(0.50)	9.04	4.55	35,383	1.02	0.84(21)	5.06	80

– Selected Per-Share Data(1)(2) –											– Ratios and Supplemental Data –
Class	Net Asset Value at Begi- nning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(3)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(4)(5)	Ratio of Expenses to Average Net Assets After Adjust- ments(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover
For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.43)	$—	$(0.04)	$(0.47)	$9.14	(3.55)%	$12,061	1.22%	1.12%	3.98%	86%
C	9.94	0.31	(0.72)	(0.41)	(0.36)	—	(0.03)	(0.39)	9.14	(4.18)	4,426	1.94	1.87	3.27	86
I	9.95	0.41	(0.73)	(0.32)	(0.45)	—	(0.04)	(0.49)	9.14	(3.18)	2,891	0.92	0.85	4.33	86
R3	9.95	0.36	(0.73)	(0.37)	(0.40)	—	(0.04)	(0.44)	9.14	(3.75)	1,936	1.60	1.42	3.73	86
R4	9.95	0.39	(0.73)	(0.34)	(0.43)	—	(0.04)	(0.47)	9.14	(3.45)	1,945	1.30	1.12	4.03	86
R5	9.95	0.40	(0.73)	(0.33)	(0.44)	—	(0.04)	(0.48)	9.14	(3.27)	1,950	1.00	0.93	4.22	86
Y	9.95	0.41	(0.72)	(0.31)	(0.45)	—	(0.04)	(0.49)	9.15	(3.17)	108,112	0.90	0.83	4.26	86
For the Period Ended October 31, 2014
A(22)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)	$—	$—	$(0.13)	$9.95	0.80%(6)	$10,514	1.17%(7)	1.12%(7)	3.37%(7)	26%(6)
C(22)	10.00	0.14	(0.10)	0.04	(0.10)	—	—	(0.10)	9.94	0.37(6)	4,350	1.93(7)	1.87(7)	2.68(7)	26(6)
I(22)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.92(6)	2,238	0.93(7)	0.87(7)	3.49(7)	26(6)
R3(22)	10.00	0.16	(0.09)	0.07	(0.12)	—	—	(0.12)	9.95	0.64(6)	2,012	1.62(7)	1.42(7)	2.93(7)	26(6)
R4(22)	10.00	0.17	(0.09)	0.08	(0.13)	—	—	(0.13)	9.95	0.78(6)	2,016	1.32(7)	1.12(7)	3.23(7)	26(6)
R5(22)	10.00	0.18	(0.09)	0.09	(0.14)	—	—	(0.14)	9.95	0.88(6)	2,017	1.02(7)	0.93(7)	3.42(7)	26(6)
Y(22)	10.00	0.20	(0.10)	0.10	(0.15)	—	—	(0.15)	9.95	0.93(6)	118,437	0.88(7)	0.83(7)	3.74(7)	26(6)
Financial Highlights Footnotes
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)
Reserved.

(3)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(4)
Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(5)
Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.

(6)
Not annualized.

(7)
Annualized.

(8)
Commenced operations on February 28, 2018.

(9)
Reserved.

(10)
Commenced operations on February 28, 2017.

(11)
Reserved.

(12)
Reserved.

(13)
Reserved.

(14)
Reserved.

(15)
Reserved.

(16)
Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.50%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.”

(17)
Reserved.

(18)
Reserved.

(19)
Reserved.

(20)
Commenced operations on February 28, 2019.

(21)
Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.87%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

(22)
Commenced operations on April 30, 2014.

INDEX OF APPENDICES
Appendix A:
Form of Agreement and Plan of Reorganization

Appendix B:
5% Record Owners of Fund Shares as of July 31, 2019

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of            , 2019, among The Hartford Mutual Funds, Inc. (the “Company”), a Maryland corporation, with its principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of its series, Hartford AARP Balanced Retirement Fund (the “Acquiring Fund”); the Company, on behalf of its series, The Hartford Global All-Asset Fund (the “Acquired Fund”); and Hartford Funds Management Company, LLC (for purposes of Section 10.2 only of this Agreement).
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of  (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund set forth on Exhibit A (“Acquiring Fund Shares”) corresponding to the class of outstanding shares of common stock of the Acquired Fund set forth on Exhibit A (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of the Company, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Directors of the Company have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
WHEREAS, the Directors of the Company have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein (“Closing Date”).
1.2.   The property and assets of the Company attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.
1.3.   The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.
1.4.   Immediately following the actions contemplated by paragraph 1.1 herein, the Company shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Company, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein (“Acquired Fund Shareholders”), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.
1.5.   Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 herein.
1.6.   Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.
VALUATION

2.1.   The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange on the Closing Date, computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Company’s Board of Directors.
2.2.   The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, and valuation procedures established by the Company’s Board of Directors.

2.3.   The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.
2.4.   All computations of value shall be made by Hartford Funds Management Company, LLC (“HFMC”), in its capacity as Fund Accountant for the Company, and shall be subject to confirmation by the Company’s Treasurer.
3.
CLOSING AND CLOSING DATE

3.1.   The Closing Date shall be a date to be determined by an officer of the Company, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously at a time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Company.
3.2.   Prior to the Closing Date, the Company shall issue instructions directing State Street Bank and Trust Company (“Custodian”), to deliver to itself, as Acquiring Fund Custodian, all the Assets of the Acquired Fund held by it as Acquired Fund Custodian as of the Closing Date in proper form. The Acquired Fund may inspect such Assets at the offices of the Custodian prior to the Closing Date. As soon as practicable after the close of business on the Closing Date, the Custodian shall confirm that it has caused to be delivered to itself as Custodian for the Acquiring Fund and in proper form all of the Assets of the Acquired Fund held by the Custodian as of the Closing Date identifying any Assets that could not be transferred. To the extent that any Assets, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Assets to be transferred to the Acquiring Fund’s account with the Custodian at the earliest practicable date thereafter.
3.3.   The Company shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Company (“Transfer Agent”), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. An officer of the Transfer Agent shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Company shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.
3.4.   In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.
REPRESENTATIONS AND WARRANTIES

4.1.   Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)   The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation, as amended from time to time (“Charter”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)   The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
(d)   The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   On the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Company, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;
(f)   The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;
(g)   All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;
(h)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Company’s knowledge, threatened against the Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
(i)   The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2018, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP (“EY”), independent registered public accounting firm, included in its report dated December 28, 2018, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles (“GAAP”), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(j)   The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund at April 30, 2019 present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with

GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(k)   Since April 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
(l)   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of the Company, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(m)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;
(n)   All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
(o)   The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(p)   The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(q)   The combined information statement/prospectus (“Information Statement”) to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
4.2.   Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
(a)   The Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;
(b)   The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;
(c)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
(d)   The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
(e)   The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquiring Fund, is a party or by which it is bound;
(f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Company, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)   The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2018, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by EY, independent registered public accounting firm, included in its report dated December 28, 2018, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(h)   The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at April 30, 2019 present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
(i)   Since April 30, 2019, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;
(j)   On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of the Company no such return is currently under audit and no assessment has been asserted with respect to such returns;
(k)   For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code;
(l)   All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
(m)    The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
(n)   The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o)   The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and
(p)   The Information Statement to be included in the Registration Statement referred to in paragraph 5.4 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.
5.
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.   The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (a) the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable; and (b) the repositioning of the Acquired Fund’s portfolio.
5.2.   The Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.3.   Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4.   The Company, on behalf of the Acquired Fund, will prepare and file an Information Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.
5.5.   The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
5.6.   The Company, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of the Company, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of the Company, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.
5.7.   The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
6.1.   All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
6.2.   The Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by the Company’s President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
6.3.   The Company, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquiring Fund, on or before the Closing Date; and
6.4.   The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1.   All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
7.2.   The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;
7.3.   The Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
7.4.   The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;
7.5.   The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and
7.6.   The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquiring Fund, the Company may, at its option, refuse to consummate the transactions contemplated by this Agreement:
8.1.   The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of the Company, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;
8.2.   On the Closing Date no action, suit or other proceeding shall be pending or, to the Company’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
8.3.   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;
8.4.   The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;
8.5.   The Company shall have received the opinion of counsel to the Company addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.
9.
INDEMNIFICATION

9.1.   The Company, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.
9.2.   The Company, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.
BROKERAGE FEES AND EXPENSES

10.1.   The Company, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
10.2.   The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Information Statement, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
11.
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.   The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.
11.2.   The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.
12.
TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Company’s Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.
13.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company.
14.
HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2.   This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.
14.3.   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF THE Hartford GLOBAL ALL-ASSET Fund
By:.

Name:   Thomas R. Phillips
Title:    Vice President and Secretary
THE HARTFORD MUTUAL FUNDS, INC., ON BEHALF OF Hartford AARP BALANCED RETIREMENT Fund
By:

Name:   Thomas R. Phillips
Title:    Vice President and Secretary
With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
HARTFORD FUNDS MANAGEMENT COMPANY, LLC
By:

Name: Gregory A. Frost
Title:  Chief Financial Officer

EXHIBIT A
Acquired Fund Share Class	Corresponding Acquiring Fund Share Class
A	A
C	C
I	I
R3	R3
R4	R4
R5	R5
R6	R6
Y	Y
F	F

APPENDIX B: 5% RECORD OWNERS OF FUND SHARES AS OF JULY 31, 2019
To the knowledge of the Funds, as of July 31, 2019, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund.
Acquired Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
ASCENSUS TRUST COMPANY FBO CAR STAT LLC INDIVIDUAL 401K FARGO ND					12.17%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINTING 401K PLAN FARGO ND					14.86%
ASCENSUS TRUST COMPANY FBO S SQUARED 401K FARGO ND				20.25%
ASCENSUS TRUST COMPANY FBO THG LLC 401K FARGO ND					14.44%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS** SAINT LOUIS MO	42.43%	5.02%							39.16%
FIIOC FBO CHOICE EXPLORATION 401K PLAN COVINGTON KY						50.15%
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA						11.87%	100.00%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT				54.34%	45.02%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.35%	12.51%
MARIL & CO FBO C/O RELIANCE TRUST COMPANY(WI) GREEN BAY WI								58.05%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA				9.17%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		13.98%	21.97%		11.99%

Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		7.43%	5.60%	7.01%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.22%	12.08%					40.35%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	6.34%	5.93%							17.41%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.45%	6.13%	10.74%
SUSAN PATTERSON TTEE VIKKI LENHART TTEE DEERFIELD MA						37.98%
UBS WM USA WEEHAWKEN NJ			11.53%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE SAINT LOUIS MO		13.19%	18.68%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA									40.82%
*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**
May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

Acquiring Fund
Name and Address*	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
HARTFORD FUNDS MANAGEMENT COMPANY ATTN SHANNON O’NEILL WAYNE PA									100.00%
HARTFORD LIFE & ANNUITY** HARTFORD CT	44.91%	16.83%	16.84%					23.71%
HARTFORD LIFE INSURANCE COMPANY** ATTN: MARK STROGOFF HARTFORD CT								75.57%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.78%	9.59%	9.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	19.85%	12.49%	41.88%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	10.56%	5.83%	10.21%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	8.75%	20.26%	11.01%
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS ST LOUIS MO		20.22%
*
Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**
May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

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PART B

The Hartford Mutual Funds, Inc.
690 Lee Road

Wayne, Pennsylvania 19087

Statement of Additional Information

August 15, 2019

This Statement of Additional Information is available to the shareholders of The Hartford Global All-Asset Fund (the “Acquired Fund”) in connection with the proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Hartford AARP Balanced Retirement Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”) in exchange for shares of the Acquired Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial information and related notes, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference herein:

1.	The Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2019, as may be amended, supplemented or restated (File Nos. 333-02381 and 811-07589) with respect to the information that pertains to the Acquired Fund and Acquiring Fund only;

2.	The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the Funds’ Annual Report filed for the year ended October 31, 2018 (File No. 811-07589); and

3.	The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the Funds’ Semi-Annual Report filed for the period ended April 30, 2019 (File No. 811-07589).

This Statement of Additional Information is not a prospectus. A Combined Information Statement/Prospectus (the “Information Statement/Prospectus”) dated August 15, 2019, relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds, Inc., P.O. Box 219060, Kansas City, MO 64121-9060 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Information Statement/Prospectus.

For additional information, see the October 31, 2018 annual report for the Funds and the April 30, 2019 semi-annual report for the Funds.

PRO FORMA FINANCIAL Information (Unaudited)

The unaudited pro forma financial information, set forth in narrative format below, is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund as of their most recent semi-annual fiscal period ended on April 30, 2019.

The pro forma financial information is based on the estimates and assumptions set forth in the notes to such information and should be read in conjunction with this unaudited pro forma financial information. The pro forma financial information is being furnished solely for information purposes and, therefore, does not purport to be indicative of the combined financial position or results of operations that might have been achieved if the Reorganization had been consummated on the date or for the periods indicated. In addition, the unaudited pro forma financial information does not purport to be indicative of the financial position or results of operations that may occur in the future.

Narrative Description of the Pro Forma Effects of the Reorganization.

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Plan of Reorganization as if the Reorganization had occurred as of the beginning of the 12-month period ended on April 30, 2019:

Acquired Fund	Acquiring Fund
The Hartford Global All-Asset Fund, a series of The Hartford Mutual Funds, Inc.	Hartford AARP Balanced Retirement Fund, a series of The Hartford Mutual Funds, Inc.

The Reorganization does not require Shareholder approval. The Acquiring Fund will be the accounting survivor of the Reorganization. The pro forma financial information provided herein should be read in conjunction with the annual and semi-annual reports, which are

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on file with the SEC and are available at no charge.

Note 2 – Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. The Acquired Fund and the Acquiring Fund are both series of the same registered open-end management investment company. The Reorganization will be accomplished by the transfer of all the assets and all the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Acquired Fund, and liquidation and termination of the Acquired Fund. The table below shows the number of shares of each class of the Acquiring Fund that Acquired Fund shareholders would have received had the Reorganization occurred on April 30, 2019:

Acquired Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	487,773	Class A
Class C	160,138	Class C
Class I	216,272	Class I
Class R3	7,599	Class R3
Class R4	2,380	Class R4
Class R5	1,628	Class R5
Class R6	65	Class R6
Class Y	136,139	Class Y
Class F	139,988	Class F

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to the surviving fund (which will be the Acquiring Fund). The table below sets forth the net assets of each Fund and the pro forma net assets of the Combined Fund as of April 30, 2019:

Fund	Net Assets (as of April 30, 2019)
The Hartford Global All-Asset Fund (Acquired Fund)	$197,404,354
Hartford AARP Balanced Retirement Fund (Acquiring Fund)	$84,639,146
Hartford AARP Balanced Retirement Fund (Pro Forma Combined Fund)	$282,043,500

Note 3 – Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma financial information as if the Reorganization had been in effect on the first day of the 12-month period ended April 30, 2019, using the fees and expenses information shown in the Information Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and Acquiring Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the average net assets of the beginning of the 12-month period ended April 30, 2019. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Expense Type	Expense Change	Expense Change (%)
Management Fees	$(1,030,832)	-0.365%
Audit	$(110,025)	-0.039%
Blue Sky (Registration)	$(123,776)	-0.044%
Trustee Fees	$0	0.000%
Prepaid Insurance	$0	0.000%
SEC Registration	$0	0.000%
Printing & Postage	$0	0.000%
Miscellaneous Fees	$(8,870)	-0.003%
Legal	$0	0.000%
Fund Accounting	$0	0.000%
Pricing Fees	$0	0.000%
Custody Expense	$0	0.000%
Total Expense Adjustments	$(1,273,503)	-0.451%

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

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Note 4 – Portfolio Repositioning

Based on assets as of April 30, 2019, it currently is expected that a portion of the Acquired Fund’s portfolio assets (approximately 80%) will be sold prior to the consummation of the Reorganization. As a result, it is expected that the Acquired Fund will incur approximately $162,000, or approximately 0.082% (8.2 basis points) of the Acquired Fund’s total net assets (as of April 30, 2019), in brokerage commissions and other trading costs prior to the Reorganization. In addition, it is expected that the Combined Fund will incur additional brokerage and other transaction costs after the Reorganization in connection with the purchase of securities using the cash proceeds received from the Acquired Fund in the Reorganization and to further realign the Combined Fund’s investment portfolio. It currently is estimated that these post-Reorganization brokerage and other transaction costs will be approximately $135,000 or 0.056% (5.6 basis points) of the Combined Fund’s anticipated total net assets.

Effective July 10, 2019, the Acquiring Fund changed its name and portfolio management team and adopted a new, investment objective, investment strategy, portfolio construction process, and risk management techniques. In connection with these changes, which are separate from the Reorganization and do not require shareholder approval, the Acquiring Fund repositioned substantially all of its portfolio shortly after the effective date referenced above. If such repositioning had occurred as of April 30, 2019 (the most recent semi-annual fiscal period), the Acquiring Fund would have sold approximately 97% of its investment portfolio and would have paid approximately $92,000 in brokerage commissions or other similar transaction costs in connection with such transactions. It is estimated that the Acquiring Fund’s investment of cash proceeds received following consummation of the Reorganization would have resulted in brokerage commissions or other similar transaction costs of approximately $135,000 or approximately 0.056% (5.6 basis points) of the Acquiring Fund’s total net assets, based on average commission rates and spreads on sales and purchases of fixed income securities, all as of April 30, 2019. Sales of portfolio securities as a gain may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Acquired Fund shareholders) following the Reorganization. Any such gain may be reduced by available capital loss carryforwards, if any, of the Acquiring Fund described in Note 7 below, but the use of such carryforwards may be limited as a result of the Reorganization.

Note 5 – Reorganization Costs

Hartford Funds Management Company, LLC (“HFMC”) estimates that the expenses for the Reorganization will be approximately $100,000. These costs include HFMC’s estimate of professional services fees, printing costs and mailing changes related to the Reorganization and do not include brokerage or similar transaction costs associated with the portfolio repositioning. HFMC and not the Acquired Fund or the Acquiring Fund will pay the Funds’ costs of the Reorganization, excluding brokerage or similar transaction costs associated with the portfolio repositioning, regardless of whether the Reorganization is completed.

Note 6 – Accounting Survivor

The Acquiring Fund will be the accounting survivor.

Note 7 – Capital Loss Carryforwards

As of April 30, 2019, for U.S. federal income tax purposes, the Acquired Fund had $13,406,735 in short-term capital loss carryforwards and $0 in long-term capital loss carryforwards. As of the same date, the Acquiring Fund had $10,791,276 in short-term capital loss carry forwards and $6,141,102 in long-term capital loss carryforwards. These capital loss carryforwards are not subject to expiration.

B-3